Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE OMITTED
INFORMATION AS PRIVATE OR CONFIDENTIAL, AND SUCH INFORMATION IS NOT
MATERIAL. OMISSIONS ARE IDENTIFIED AS [***]

AMENDED AND RESTATED JOINDER TO REGISTRATION RIGHTS
AGREEMENT

This Amended and Restated Joinder to the Registration Rights Agreement (the “A&R Joinder”) is made and entered into as of December 18, 2025 by and between Perpetua Resources Corp., a company incorporated under the Business Corporations Act (British Columbia) (the “Company”) and the person identified on Schedule A hereto (an “Investor”) with respect to that certain Registration Rights Agreement, dated October 28, 2025 (the “Registration Rights Agreement”), by and among the Company and the parties listed under Schedule A thereto, and a joinder thereto, dated November 19, 2025 (the “Joinder”), between the Company and the Investor. This A&R Joinder amends and restates the Joinder in its entirety. Capitalized terms used herein are used as defined in the Registration Rights Agreement.

By executing and delivering this Amended and Restated Joinder to the Company, the undersigned agrees, effective as of the date of the Joinder, to become a party to, to be bound by, and to comply with the provisions of, the Registration Rights Agreement as an Investor in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned will be deemed for all purposes to be an Investor thereunder. Each subscription agreement identified in Schedule A hereto shall be deemed to be a “Subscription Agreement” pursuant to the Registration Rights Agreement, and the undersigned’s Subscribed Shares and Warrants specified in Schedule A hereto and issued pursuant to the Subscription Agreements listed therein shall be deemed for all purposes to be Registrable Securities under the Registration Rights Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

PERPETUA RESOURCES CORP.

By	/s/ Mark Murchison
Name: Mark Murchison
Title: Chief Financial Officer

VALVINO LAMORE LP

By:	Valmore GP, LLC, its general partner

By	/s/ Stephen A. Wynn
Name: Stephen A. Wynn
Title: Manager

SCHEDULE A

[***]